Exhibit 10.1

EXECUTION COPY

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT dated as of September 11, 2008 (the “Amendment”) is entered into among Georgia Gulf Corporation, a Delaware corporation (“GGC”), Royal Group, Inc. (formerly known as Royal Group Technologies Limited), a Canadian federal corporation (the “Canadian Borrower”; together with GGC, the “Borrowers”), the Guarantors, the Lenders party hereto, Bank of America, National Association, as Domestic Administrative Agent and Bank of America, National Association acting through its Canada branch, as Canadian Administrative Agent.  All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrowers, the Guarantors, the Lenders, Bank of America, National Association, as Domestic Administrative Agent, Domestic Collateral Agent and Domestic L/C Issuer, Bank of America, National Association acting through its Canada branch, as Canadian Administrative Agent, Canadian Collateral Agent and Canadian L/C Issuer and The Bank of Nova Scotia, as Canadian Swing Line Lender entered into that certain Credit Agreement dated as of October 3, 2006 (as amended from time to time, the “Credit Agreement”); and

WHEREAS, GGC has requested that the Lenders amend the Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.                                            Amendments.

(a)                                  The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“Fourth Amendment” means the Fourth Amendment to the Agreement, dated as of September 11, 2008, executed by the Borrowers, the Guarantors, the Domestic Administrative Agent, the Canadian Administrative Agent and the Lenders party thereto.

“Fourth Amendment Consenting Lender” means (i) each Lender party to the Fourth Amendment on the Fourth Amendment Effective Date and (ii) each other Person that was a Lender on the Fourth Amendment Effective Date but was not given the opportunity to access the Amendment and consent thereto prior to the Fourth Amendment Effective Date.

“Fourth Amendment Effective Date” means September 11, 2008.

“Fourth Supplemental Indenture” means that certain Fourth Supplemental Indenture, to be dated on or about September 26, 2008, among GGC, the Subsidiaries of

GGC party thereto and U.S. Bank National Association, as trustee under the 2003 Indenture, substantially in the form of Exhibit A to the Fourth Amendment with such other changes that do not adversely affect the Loan Parties (it being understood that the entry into the Fourth Supplemental Indenture shall not (i) alter the economic terms of the 2003 Indenture or the 2003 Notes (except with respect to the Consent Fee (as defined in the Settlement Agreement) or (ii) cause the 2003 Indenture to contain terms or conditions more restrictive on the Loan Parties than the 2006 Senior Indenture).

“Settlement Agreement” means that certain Settlement Agreement, dated as of July 15, 2008, by and among GGC, the Subsidiaries of GGC party thereto, Sandelman Partners, LP, Sandelman Partners Multi-Strategy Master Fund, Ltd. and Sandelman Partners Opportunity Master Fund L.P., as in effect on the date hereof.

(b)                                 The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Applicable Rate” means:

(i)                                     at all times prior to October 1, 2008, (a) with respect to the Revolving Loans that are Base Rate Loans, Eurodollar Rate Loans or Bankers’ Acceptance Advances, Letters of Credit and Commitment Fees, the following percentages per annum, based upon the Consolidated Adjusted Leverage Ratio as set forth in the most recent Compliance Certificate received by the Domestic Administrative Agent pursuant to Section 7.02(b):

Pricing Tier	Consolidated Adjusted Leverage Ratio	Commitment Fees	Eurodollar Rate Loans and Letter of Credit Fee	Bankers Acceptance Advances	Base Rate Loans
1	> 5.00:1.00	0.50%	2.50%	2.50%	1.50%
2	> 4.50:1.0 < 5.00:1.00	0.50%	2.375%	2.375%	1.375%
3	> 4.00:1.0 < 4.50:1.00	0.50%	2.00%	2.00%	1.00%
4	> 3.50:1.0 < 4.00:1.00	0.375%	1.75%	1.75%	0.75%
5	> 3.00:1.0 < 3.50:1.00	0.375%	1.50%	1.50%	0.50%
6	> 2.50:1.0 < 3.00:1.00	0.375%	1.25%	1.25%	0.25%
7	< 2.50:1.00	0.375%	1.00%	1.00%	0.00%

and (b) with respect to the Term Loan, the following percentages per annum, based upon the Consolidated Adjusted Leverage Ratio as set forth in the most recent Compliance Certificate received by the Domestic Administrative Agent pursuant to Section 7.02(b):

Pricing Tier	Consolidated Adjusted Leverage Ratio	Term Loan Eurodollar Rate Loans	Term Loan Base Rate Loans
1	> 5.00:1.00	2.50%	1.50%
2	> 3.50:1.0 < 5.00:1.00	2.00%	1.00%
3	< 3.50:1.00	1.75%	0.75%

and

(ii)                                  during the period beginning on October 1, 2008 and ending on December 31, 2008, with respect to all Loans (including, for the avoidance of doubt, Revolving Loans and the Term Loan), Bankers’ Acceptance Advances and Letters of Credit and Commitment Fees, the following percentages per annum,

Commitment Fees	Eurodollar Rate Loans and Letter of Credit Fee	Bankers Acceptance Advances	Base Rate Loans
0.50%	5.00%	5.00%	4.00%

and

(iii)                               thereafter, with respect to all Loans (including, for the avoidance of doubt, Revolving Loans and the Term Loan), Bankers’ Acceptance Advances and Letters of Credit and Commitment Fees, the following percentages per annum,

Commitment Fees	Eurodollar Rate Loans and Letter of Credit Fee	Bankers Acceptance Advances	Base Rate Loans
0.50%	5.50%	5.50%	4.50%

Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Adjusted Leverage Ratio for any period prior to October 1, 2008 shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 7.02(b); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Tier 1 with respect to both pricing grids shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall continue to apply until the first Business Day immediately following the date a Compliance Certificate is delivered in accordance with Section 7.02(b), whereupon the Applicable Rate shall be adjusted based upon the calculation of the Consolidated Adjusted Leverage Ratio contained in such Compliance Certificate. Notwithstanding the foregoing, (i) the Applicable Rate for Revolving Loans, Bankers’ Acceptance Advances, Letters of Credit and Commitment Fees in effect from the Third Amendment Effective Date through the first Business Day immediately following the date a Compliance Certificate is required to be delivered pursuant to Section 7.02(b) for the fiscal quarter ending March 31, 2007 shall be determined based upon Pricing Tier 1 in the first pricing grid and (ii) the Applicable Rate for the Term Loan in effect from the Third Amendment Effective Date through the first Business Day immediately following the date a Compliance Certificate is required to be delivered pursuant to Section 7.02(b) for the fiscal quarter ending March 31, 2007 shall be determined based upon Pricing Tier 1 in the second pricing grid.

(c)                                  The definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended by (x) replacing “and” with “,” at the end of clause (b)(iv), (y)

replacing “.” with “and” at the end of clause (b)(v) and (iii) inserting a new clause (b)(vi) as follows:

“(vi)                        for the fiscal quarters ended September 30, 2008 and December 31, 2008 only, cash restructuring charges and expenses in an aggregate amount not to exceed $12,000,000.”

(d)                                 The definition of “Domestic Letter of Credit Sublimit” in Section 1.01 of the Credit Agreement is hereby amended by replacing “US$125,000,000” with “US$150,000,000”.

(e)                                  The definition of “Eurodollar Rate” in Section 1.01 of the Credit Agreement is hereby amended by adding the following new last sentence:

“Notwithstanding the foregoing, beginning on October 1, 2008 the Eurodollar Rate for any Interest Period shall not be less than 3.00%.”

(f)                                    The definition of “Excluded Domestic Property” in Section 1.01 of the Credit Agreement is hereby amended by (i) replacing “and” with “,” at the end of clause (j), (ii) replacing “.” with “and” at the end of clause (k) and (iii) inserting a new clause (l) as follows:

“(l)                               any real property of Royal Mouldings Limited, a Nevada corporation which is located in Virginia and Tennessee.”

(g)                                 Section 2.05(b)(ii)(A) of the Credit Agreement is hereby amended by replacing “$10,000,000” with “$5,000,000”.

(h)                                 Section 2.09 of the Credit Agreement is hereby amended by adding a new clause (c), as follows:

(c)                                  If the Commitments have not been terminated and all Loans and Obligations (other than any contingent indemnification obligations or any L/C Obligations which have been cash collateralized or otherwise secured to the satisfaction of the applicable L/C Issuer) satisfied by December 31, 2008, GGC shall pay to the Domestic Administrative Agent, on January 6, 2009, for the account of each Person that is a Lender on December 31, 2008, a fee in an amount equal to 0.50% of the aggregate amount of each such Lender’s (A) Canadian Revolving Commitment, (B) Canadian Swing Line Commitment, (C) Domestic Revolving Commitment and (D) portion of the Term Loan outstanding, such aggregate amounts in each case as of December 31, 2008 (it being understood that the fees payable pursuant to this Section 2.09(c) are in addition to the fees payable pursuant to the Fourth Amendment).

(i)                                     Section 2.14 of the Credit Agreement is hereby deleted in its entirety.

(j)                                     Section 7.12 of the Credit Agreement is hereby amended by adding a new paragraph to the end thereof, as follows:

“Notwithstanding the foregoing, within 10 Business Days after the Fourth Amendment Effective Date (or such longer period as the Administrative Agents shall agree in their reasonable discretion), GGC shall cause Royal Mouldings Limited, a Nevada corporation to (A) become a Domestic Guarantor by executing and delivering to the Domestic Administrative Agent a Joinder Agreement or such other documents as the Domestic Administrative Agent shall deem appropriate for such purpose, and (B) deliver to the Domestic Administrative Agent and Domestic Collateral Agent documents of the types referred to in Sections 5.01(e) and (f) and favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to in clause (A) above), all in form, content and scope reasonably satisfactory to the Domestic Administrative Agent and Domestic Collateral Agent.”

(k)                                  A new Section 7.18 of the Credit Agreement is hereby added, as follows:

7.18                        Financial Advisor.

On or before September 30, 2008, retain a financial advisory firm of national standing reasonably satisfactory to the Administrative Agents to assist the Loan Parties in their operational restructuring efforts, with the scope of work reasonably satisfactory to the Administrative Agents.

(l)                                     Section 8.04 of the Credit Agreement is hereby amended by (i) replacing “and” with “,” at the end of clause (f), (ii) replacing “.” with “and” at the end of clause (g) and (iii) inserting a new clause (h) as follows:

“(h)                           any Subsidiary may dissolve or liquidate (each as “Dissolving Subsidiary”) so long as substantially simultaneously therewith the assets of such Dissolving Subsidiary are Disposed or otherwise transferred (x) in the case of a Dissolving Subsidiary that is a Domestic Subsidiary, to a Domestic Loan Party, (y) in the case of a Dissolving Subsidiary that is organized under the laws of Canada, to a Canadian Loan Party or (z) otherwise, to any Loan Party.”

(m)                               Section 8.06(e) of the Credit Agreement is hereby amended by replacing “$50,000,000” with “$25,000,000”.

(n)                                 Section 8.11 of the Credit Agreement is hereby amended to read as follows:

8.11                        Financial Covenants.

(a)                                  Consolidated Interest Coverage Ratio.  Permit the Consolidated Interest Coverage Ratio as of the end of any fiscal quarter of GGC to be less than the ratio set forth opposite such fiscal quarter below:

Fiscal Quarter Ending	Consolidated Interest Coverage Ratio
March 31, 2007	1.50:1.0
June 30, 2007	1.50:1.0
September 30, 2007	1.50:1.0
December 31, 2007	1.75:1.0

Fiscal Quarter Ending	Consolidated Interest Coverage Ratio
March 31, 2008	1.75:1.0
June 30, 2008	2.00:1.0
September 30, 2008	1.70:1.0
December 31, 2008	1.50:1.0
March 31, 2009	1.45:1.0
June 30, 2009	2.50:1.0
September 30, 2009	2.75:1.0
December 31, 2009 and thereafter	3.00:1.0

(b)                                 Consolidated Leverage Ratio.  Permit the Consolidated Leverage Ratio as of the end of any fiscal quarter of GGC to be greater than the ratio set forth opposite such fiscal quarter below:

Fiscal Quarter Ending	Consolidated Leverage Ratio
March 31, 2007	6.50:1.0
June 30, 2007	8.50:1.0
September 30, 2007	8.25:1.0
December 31, 2007	7.00:1.0
March 31, 2008	6.25:1.0
June 30, 2008	6.25:1.0
September 30, 2008	7.20:1.0
December 31, 2008	7.75:1.0
March 31, 2009	8.00:1.0
June 30, 2009	4.25:1.0
September 30, 2009	4.00:1.0
December 31, 2009	3.75:1.0
March 31, 2010 and thereafter	3.50:1.0

(o)                                 Section 8.12(a) of the Credit Agreement is hereby amended by inserting the following proviso to the end thereof:

“provided, that nothing in this Section 8.12(a) shall prohibit GGC or any of its Subsidiaries from amending or modifying the terms of the 2003 Indenture or the 2003 Senior Notes by entering into the Fourth Supplemental Indenture or from paying the Consent Fee (as defined in and as contemplated by the Settlement Agreement) to holders of the 2003 Notes, in an aggregate amount not to exceed $1,500,000.”

(p)                                 Section 8.12(b) of the Credit Agreement is hereby amended by inserting the following proviso to the end thereof:

“provided, that nothing in this Section 8.12(b) shall prohibit GGC or any of its Subsidiaries from paying the Consent Fee (as defined in and as contemplated by the Settlement Agreement) to holders of the 2003 Notes, in an aggregate amount not to exceed $1,500,000 or from entering into the Fourth Supplemental Indenture.”

(q)                                 Section 8.14 of the Credit Agreement is hereby amended by replacing “$10,000,000” with “$60,000,000”.

(r)                                    Section 8.15 of the Credit Agreement is hereby amended to read as follows:

8.15                        Capital Expenditures.

(a)                                  Permit Consolidated Capital Expenditures during any fiscal year to exceed an amount equal to the amount set forth opposite such fiscal year below:

Fiscal Year	Consolidated Capital Expenditures
2007	$100,000,000
2008	$65,000,000
2009	$65,000,000
2010 and thereafter	$135,000,000

(b)                                 Permit Consolidated Capital Expenditures during any fiscal quarter set forth below to exceed an amount equal to the amount set forth opposite such fiscal quarter below:

Fiscal Quarter Ending	Consolidated Capital Expenditures
September 30, 2008	$17,625,000
December 31, 2008	$15,625,000
March 31, 2009	$19,250,000
June 30, 2009	$21,250,000

; provided, however, that so long as no Default has occurred and is continuing or would result from such expenditure, any portion of any amount set forth in the table above in this clause (b), if not expended in the fiscal quarter for which it is permitted above, may be carried over for expenditure in the next following fiscal quarter (any such carried over amount, an “Unused Capex Amount”); and provided, further, that any Unused Capex Amount (x) shall be deemed used before the amount set forth in the table above opposite such next following fiscal quarter has been used and (y) shall not be carried over into any subsequent fiscal quarters.

Section 2.                                            Conditions Precedent.  This Amendment shall be effective upon satisfaction of the following conditions precedent (the date on which such conditions have been satisfied, the “Amendment Effective Date”):

(a)                                  Receipt by the Domestic Administrative Agent of counterparts of this Amendment duly executed by the Borrowers, the Guarantors, the Required Lenders, the Required Domestic Revolving Lenders, the Required Canadian Revolving Lenders, each Domestic L/C Issuer and Bank of America, N.A., as Administrative Agent;

(b)                                 Receipt by the Domestic Administrative Agent (i) for the account of (x) each Lender who executes this Amendment on or prior to the date on which it becomes effective and (y) each other Lender that has not been given the opportunity to access this Amendment and consent thereto (each of the Lenders described in the foregoing clauses (x) and (y) a “Consenting Lender”), a fee equal to 0.50% of the aggregate amount of each such Consenting Lender’s (A) Canadian Revolving Commitment, (B) Canadian Swing Line Commitment, (C) Domestic Revolving Commitment and (D) portion of the Term Loan outstanding and (ii) any fees and expenses of the Administrative Agents (including reasonable attorneys’ fees of the Administrative Agents);

(c)                                  Receipt by BAS of all fees, expenses and other amounts that have become due and payable to BAS, in its capacity as arranger of the Amendment, on or prior to the Amendment Effective Date pursuant to that certain letter agreement dated as of August 15, 2008 between GGC and BAS; and

(d)                                 Receipt by any Administrative Agent of such other documents, instruments, agreements and information as reasonably requested by such Administrative Agent.

Section 3.                                            Miscellaneous.

(a)                                  The Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b)                                 Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the Loan Documents.

(c)                                  The Borrowers and the Guarantors hereby represent and warrant as follows:

(i)                                     Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(ii)                                  This Amendment has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(iii)                               No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Amendment.

(d)                                 The Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof and will be true and correct in all material respects as of the Amendment Effective Date with the same effect as if made on and as of such dates, except to the extent such representations and warranties expressly relate solely to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(e)                                  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(f)                                    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:	GEORGIA GULF CORPORATION,
a Delaware corporation, as a Borrower and, with respect to the Canadian Obligations, as a Guarantor

	By:	/s/ Joel I. Berman
Name: Joel I. Beerman
Title: Vice President & Secretary

ROYAL GROUP, INC. (formerly known as ROYAL GROUP TECHNOLOGIES LIMITED), a Canadian federal corporation, as a Borrower

	By:	/s/ Joel I. Berman
Name: Joel I. Beerman
Title: Vice President

DOMESTIC GUARANTORS:	GEORGIA GULF CHEMICALS & VINYLS, LLC, a Delaware limited liability company

	By:	/s/ Joel I. Beerman
Name: Joel I. Beerman
Title: Vice President & Secretary

GEORGIA GULF LAKE CHARLES, LLC,
a Delaware limited liability company

	By:	/s/ Joel I. Beerman
Name: Joel I. Beerman
Title: Vice President & Secretary

GREAT RIVER OIL & GAS CORPORATION, a Delaware corporation

By:	/s/ Joel I. Beerman
Name: Joel I. Beerman
Title: Vice President & Secretary

ROME DELAWARE CORP., a Delaware corporation

By:	/s/ Joel I. Beerman
Name: Joel I. Beerman
Title: Vice President & Secretary

ROYAL PLASTICS GROUP (U.S.A.) LIMITED, a Delaware corporation

By:	/s/ Joel I. Beerman
Name: Joel I. Beerman
Title: Vice President

PLASTIC TRENDS, INC., a Michigan corporation

By:	/s/ Joel I. Beerman
Name: Joel I. Beerman
Title: Vice President

ROYAL OUTDOOR PRODUCTS, INC., an Indiana corporation

By:	/s/ Joel I. Beerman
Name: Joel I. Beerman
Title: Vice President

ROYAL WINDOW AND DOOR PROFILES PLANT 12 INC., a Nevada corporation

	By:	/s/ Joel I. Beerman
Name: Joel I. Beerman
Title: Vice President

ROYAL WINDOW AND DOOR PROFILES PLANT 13 INC., a Pennsylvania corporation

	By:	/s/ Joel I. Beerman
Name: Joel I. Beerman
Title: Vice President

ROYAL WINDOW AND DOOR PROFILES PLANT 14 INC., a Washington corporation

	By:	/s/ Joel I. Beerman
Name: Joel I. Beerman
Title: Vice President

ROYAL WINDOW COVERINGS (USA) L.P., a Texas limited partnership

By: NOVO MANAGEMENT, INC.,
a Nevada corporation, its Managing Partner

	By:	/s/ Joel I. Beerman
Name: Joel I. Beerman
Title: Vice President

CANADIAN GUARANTORS:	ROME ACQUISITION HOLDING CORP.,
a Nova Scotia unlimited liability company

	By:	/s/ Joel I. Beerman
Name: Joel I. Beerman
Title: Vice President

6632149 CANADA INC.,
a Canadian federal corporation

	By:	/s/ Joel I. Beerman
Name: Joel I. Beerman
Title: Vice President

DOMESTIC ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Domestic Administrative Agent and Domestic Collateral Agent

	By:	/s/ Kevin M. Behan
Name: Kevin M. Behan
Title: Senior Vice President

CANADIAN ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., acting through its Canada branch, as Canadian Administrative Agent and Canadian Collateral Agent

	By:	/s/ Medina Sales de Andrade
Name: Medina Sales de Andrade
Title: Vice President

ABN AMRO BANK N.V.
as a Canadian Revolving Lender

	By:	/s/ David W. Stack
Name: David W. Stack
Title: Senior Vice President

	By:	/s/ Parker H. Douglas
Name: Parker H. Douglas
Title: Senior Vice President

LENDERS AND L/C ISSUERS:	AIG ANNUITY INSURANCE COMPANY
By: AIG Global Investment Corp.,
Its Investment Manager

	By:	/s/ W. Jeffrey Baxter
Name: W. Jeffrey Baxter
Title: Managing Director

GALAXY V CLO, LTD.
By: AIG Global Investment Corp.,
Its Collateral Manager

	By:	/s/ W. Jeffrey Baxter
Name: W. Jeffrey Baxter
Title: Managing Director

GALAXY IV CLO, LTD.
By: AIG Global Investment Corp.,
Its Collateral Manager

	By:	/s/ W. Jeffrey Baxter
Name: W. Jeffrey Baxter
Title: Managing Director

GALAXY X CLO, LTD.
By: AIG Global Investment Corp.,
As Collateral Manager

	By:	/s/ W. Jeffrey Baxter
Name: W. Jeffrey Baxter
Title: Managing Director

LENDERS AND L/C ISSUERS:	AMMC CLO III, LIMITED
	By:	American Money Management Corp.,
as Collateral Manager

as a Lender and a Domestic L/C Issuer

	By:	/s/ Chester M. Eng
Name: Chester M. Eng
Title: Senior Vice President

LENDERS AND L/C ISSUERS:	AMMC CLO IV, LIMITED
	By:	American Money Management Corp.,
as Collateral Manager

as a Lender and a Domestic L/C Issuer

	By:	/s/ Chester M. Eng
Name: Chester M. Eng
Title: Senior Vice President

LENDERS AND L/C ISSUERS:	AMMC CLO VI, LIMITED
	By:	American Money Management Corp.,
as Collateral Manager

as a Lender and a Domestic L/C Issuer

	By:	/s/ Chester M. Eng
Name: Chester M. Eng
Title: Senior Vice President

LENDERS AND L/C ISSUERS:	AMMC VII, LIMITED
	By:	American Money Management Corp.,
as Collateral Manager

as a Lender and a Domestic L/C Issuer

	By:	/s/ Chester M. Eng
Name: Chester M. Eng
Title: Senior Vice President

LENDERS AND L/C ISSUERS:	AMMC VIII, LIMITED
	By:	American Money Management Corp.,
as Collateral Manager

as a Lender and a Domestic L/C Issuer

	By:	/s/ Chester M. Eng
Name: Chester M. Eng
Title: Senior Vice President

LENDERS AND L/C ISSUERS:	BABSON CLO LTD. 2004-I
BABSON CLO LTD. 2005-I
BABSON CLO LTD. 2005-II
BABSON CLO LTD. 2005-III
BABSON CLO LTD. 2006-II
BABSON CLO LTD. 2007-I
SAPPHIRE VALLEY CDO I, LTD.
SUFFIELD CLO LIMITED
as Lenders
	By:	Babson Capital Management LLC as Collateral Manager

	By:	/s/Geoffrey Takacs
Name: Geoffrey Takacs
Title: Director

MAPLEWOOD (CAYMAN) LIMITED
as a Lender
	By:	Babson Capital Management LLC as Investment Manager

	By:	/s/Geoffrey Takacs
Name: Geoffrey Takacs
Title: Director

JFIN CLO 2007 LTD.
as a Lender
	By:	Jefferies Finance LLC as Collateral Manager

	By:	/s/ Paul Thompson
Name: Paul Thompson
Title: Managing Director

BACCHUS (US) 2006-1 LTD
as a Lender

	By:	/s/ David Snyder
Name: David Snyder
Title: President

LENDERS AND L/C ISSUERS:	BANK OF AMERICA, N.A.
as a Lender, a Domestic L/C Issuer and a Canadian LC Issuer

	By:	/s/ Kevin M. Behan
Name: Kevin M. Behan
Title: Senior Vice President

BANK OF AMERICA, N.A.
as a Term Loan Lender

	By:	/s/ Michael Roof
Name: Michael Roof
Title: Vice President

LENDERS AND L/C ISSUERS:	BANK OF AMERICA, N.A.
acting through its Canada branch, as Canadian Lender and Canadian L/C Issuer

	By:	/s/ Medina Sales de Andrade
Name: Medina Sales de Andrade
Title: Vice President

LENDERS AND L/C ISSUERS:	THE BANK OF NOVA SCOTIA
as a Lender and a Canadian L/C Issuer

	By:	/s/ David G. Mills
Name: David G. Mills
Title: Director and Head of Energy Execution

BANK OF TOKYO-MITSUBISHI UFJ TRUST COMPANY
as a Lender

	By:	/s/ David Noda
Name: David Noda
Title: Vice President & Manager

BARCLAYS BANK, PLC
as a Domestic Revolver and Term Loan Lender

	By:	/s/ James Incognito
Name: James Incognito
Title: Associate

GRAYSTON CLO II 2004-1 LTD.
	By:	Bear Stearns Asset Management, Inc.
as its Collateral Manager

as a Lender

	By:	/s/ Justin Driscoll
Name: Justin Driscoll
Title: Senior Managing Director

GALLATIN FUNDING I LTD.
By:	Bear Stearns Asset Management Inc.
as its Collateral Manager

as a Lender

By:	/s/ Justin Driscoll
Name: Justin Driscoll
Title: Senior Managing Director

GALLATIN CLO II 2005-1 LTD.
By:	Bear Stearns Asset Management Inc.
as its Collateral Manager

as a Lender

By:	/s/ Justin Driscoll
Name: Justin Driscoll
Title: Senior Managing Director

GALLATIN CLO III 2007-1 LTD.
As Assignee
By:	Bear Stearns Asset Management, Inc.
as its Collateral Manager

as a Lender

By:	/s/ Justin Driscoll
Name: Justin Driscoll
Title: Senior Managing Director

CITIBANK N.A.
as a Lender

By:	/s/ Brian Blessing
Name: Brian Blessing
Title: Attorney-In-Fact

CONGRESSIONAL FUNDING, LLC
as a Term Loan Lender

By:	/s/ Elizabeth Heisler
Name: Elizabeth Heisler
Title: As Attorney-In-Fact

SENIOR DEBT PORTFOLIO
By:	Boston Management and Research
as Investment Advisor

as a Lender

By:	/s/ Craig P. Russ
Name: Craig P. Russ
Title: Vice President

EATON VANCE SENIOR INCOME TRUST
By:	Eaton Vance Management
as Investment Advisor

as a Lender

By:	/s/ Craig P. Russ
Name: Craig P. Russ
Title: Vice President

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
By:	Eaton Vance Management
as Investment Advisor

as a Lender

By:	/s/ Craig P. Russ
Name: Craig P. Russ
Title: Vice President

EATON VANCE CDO VII PLC
By:	Eaton Vance Management
as Interim Investment Advisor

as a Lender

By:	/s/ Craig P. Russ
Name: Craig P. Russ
Title: Vice President

EATON VANCE CDO VIII, LTD.
By:	Eaton Vance Management
as Investment Advisor

as a Lender

By:	/s/ Craig P. Russ
Name: Craig P. Russ
Title: Vice President

EATON VANCE CDO IX LTD.
By:	Eaton Vance Management
as Investment Advisor

as a Lender

By:	/s/ Craig P. Russ
Name: Craig P. Russ
Title: Vice President

EATON VANCE CDO X PLC
By:	Eaton Vance Management
as Investment Advisor

as a Lender

By:	/s/ Craig P. Russ
Name: Craig P. Russ
Title: Vice President

GRAYSON & CO
By:	Boston Management and Research
as Investment Advisor

as a Lender

By:	/s/ Craig P. Russ
Name: Craig P. Russ
Title: Vice President

EATON VANCE VT FLOATING-RATE INCOME FUND
By:	Eaton Vance Management
as Investment Advisor

as a Lender

By:	/s/ Craig P. Russ
Name: Craig P. Russ
Title: Vice President

EATON VANCE LIMITED DURATION INCOME FUND
By:	Eaton Vance Management
as Investment Advisor

as a Lender

By:	/s/ Craig P. Russ
Name: Craig P. Russ
Title: Vice President

EATON VANCE SENIOR
FLOATING-RATE TRUST
By:	Eaton Vance Management
as Investment Advisor

as a Lender

By:	/s/ Craig P. Russ
Name: Craig P. Russ
Title: Vice President

EATON VANCE FLOATING-RATE INCOME TRUST
By:	Eaton Vance Management
as Investment Advisor

as a Lender

By:	/s/ Craig P. Russ
Name: Craig P. Russ
Title: Vice President

EATON VANCE SHORT DURATION
DIVERSIFIED INCOME FUND
By:	Eaton Vance Management
as Investment Advisor

as a Lender

By:	/s/ Craig P. Russ
Name: Craig P. Russ
Title: Vice President

EATON VANCE VARIABLE LEVERAGE FUND LTD.
By:	Eaton Vance Management
as Investment Advisor

as a Lender

By:	/s/ Craig P. Russ
Name: Craig P. Russ
Title: Vice President

EATON VANCE LOAN OPPORTUNITIES FUND, LTD.
By:	Eaton Vance Management
as Investment Advisor

as a Lender

By:	/s/ Craig P. Russ
Name: Craig P. Russ
Title: Vice President

EATON VANCE MEDALLION
FLOATING-RATE INCOME PORTFOLIO
	By:	Eaton Vance Management
as Investment Advisor

as a Lender

	By:	/s/ Craig P. Russ
Name: Craig P. Russ
Title: Vice President

LENDERS AND L/C ISSUERS:	THE ASSETS MANAGEMENT COMMITTEE OF THE COCA-COLA COMPANY MASTER RETIREMENT TRUST, BY FRAMES GLOBAL ADVISORS TRUST COMPANY, AS INVESTMENT MANAGER UNDER POWER OF ATTORNEY

as a Lender (Term Loan)

	By:	/s/ James Carroll
Name: James Carroll
Title: Senior Vice President

LENDERS AND L/C ISSUERS:	PYRAMIS HIGH YIELD FUND, LLC
BY: PYRAMIS GLOBAL ADVISORS TRUST COMPANY, AS INVESTMENT MANAGER UNDER POWER OF ATTORNEY

as a Lender (Term Loan)

	By:	/s/ James Carroll
Name: James Carroll
Title: Senior Vice President

LENDERS AND L/C ISSUERS:	ARIZONA STATE RETIREMENT SYSTEM,
BY: PYRAMIS GLOBAL ADVISORS TRUST COMPANY, AS INVESTMENT MANAGER UNDER POWER OF ATTORNEY

as a Lender (Term Loan)

	By:	/s/ James Carroll
Name: James Carroll
Title: Senior Vice President

LENDERS AND L/C ISSUERS:	FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC: FIDELITY HIGH INCOME CENTRAL FUND 2

as a Lender (Term Loan)

	By:	/s/ Peter L. Lydecker
Name: Peter L. Lydecker
Title: Assistant Treasurer

LENDERS AND L/C ISSUERS:	FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND

as a Lender (Term Loan)

	By:	/s/ Peter L. Lydecker
Name: Peter L. Lydecker
Title: Assistant Treasurer

LENDERS AND L/C ISSUERS:	FIDELITY SUMMER STREET TRUST: FIDELITY HIGH INCOME FUND

as a Lender (Term Loan)

	By:	/s/ Peter L. Lydecker
Name: Peter L. Lydecker
Title: Assistant Treasurer

FORTRESS CREDIT INVESTMENTS I LTD.

as a Lender

	By:	/s/ Glenn P. Cummins
Name: Glenn P. Cummins
Title: Authorized Signatory

GENERAL ELECTRIC CAPITAL CORPORATION

as a Term Loan Lender

	By:	/s/ Robert E. Kelly
Name: Robert E. Kelly
Title: Duly Authorized Signatory

LENDERS AND L/C ISSUERS:	GOLDMAN SACHS CREDIT PARTNERS L.P., as a Domestic Revolving Lender and a Term Loan Lender

	By:	/s/ Andrew Caditz
Name: Andrew Caditz
Title: Authorized Signatory

GULF STREAM ASSET MANAGEMENT
as a Lender

GULF STREAM-SEXTANT CLO 2006-I		GULF STREAM-RASHINBAN CLO 2006-I LTD
LTD		By:	Gulf Stream Asset Management LLC
By:	Gulf Stream Asset Management LLC		As Collateral Manager
	As Collateral Manager		(Sumitomo Deal)

GULF STREAM-SEXTANT CLO 2007-I		GULF STREAM-COMPASS CLO 2006-I LTD
LTD		By:	Gulf Stream Asset Management LLC
By:	Gulf Stream Asset Management LLC		As Collateral Manager
As Collateral Manager

		By:	/s/ Barry Love
Name: Barry Love
Title: Chief Credit Officer

HARBOUR TOWN FUNDING LLC
as a Lender

		By:	/s/ Tara E. Kenny
Name: Tara E. Kenny
Title: Assistant Vice President

LENDERS AND L/C ISSUERS:		JPMORGAN CHASE BANK, N.A.
as a Lender and Domestic L/C Issuer

		By:	/s/ Stacey Haimes
Name: Stacey Haimes
Title: Executive Director

LENDERS AND L/C ISSUERS:		JPMORGAN CHASE BANK, N.A., TORONTO BRANCH
as a Canadian Lender

		By:	/s/ Muhammad Hasan
Name: Muhammad Hasan
Title: Vice President

J. P. MORGAN WHITEFRIARS INC.,
as a Term Loan Lender

	By:	/s/ Virginia R. Conway
Name: Virginia R. Conway
Title: Attorney-In-Fact

LAKE CLARK SPIRE & LOAN TRUST
	By:	Wilmington Trust Company not in its individual capacity but solely as trustee as a Term Loan Lender

	By:	/s/ Yvette L. Howell
Name: Yvette L. Howell
Title: Financial Services Officer

LASALLE BANK NATIONAL ASSOCIATION

as a Lender

	By:	/s/ Kevin M. Behan
Name: Kevin M. Behan
Title: Senior Vice President

LENDERS AND L/C ISSUERS:	LEHMAN COMMERCIAL PAPER INC.
as a Lender and a Domestic Revolving Lender

	By:	/s/ Randall Braunfeld
Name: Randall Braunfeld
Title: Authorized Signatory

LONG LANE MASTER TRUST IV
as a Lender

	By:	/s/ Tara E. Kenny
Name: Tara E. Kenny
Title: Authorized Agent

MALIBU CBNA LOAN FUNDING LLC, for itself or as agent for Malibu CFPI Loan Funding LLC as a Term Loan Lender

By:	/s/ Valerie Opperman
Name: Valerie Opperman
Title: Attorney-In-Fact

MORGAN STANLEY SENIOR FUNDING, INC.
as a Lender

By:	/s/ Janine Haas
Name: Janine Haas
Title: Vice President

MERRILL LYNCH CAPITAL CANADA INC.
as a Lender

By:	/s/ Eric P. Giroux
Name: Eric P. Giroux
Title: Vice President

MIZUHO CORPORATE BANK, LTD
as a Domestic Revolving Lender

By:	/s/ Hidekatsu Take
Name: Hidekatsu Take
Title: Deputy General Manager

NAVIGARE FUNDING I CLO LTD
By:	Navigare Partners LLC
its collateral manager

By:	/s/ Joel G. Serebransky
Name: Joel G. Serebransky
Title: Managing Director

NAVIGARE FUNDING II CLO LTD
By:	Navigare Partners LLC
as collateral manager

By:	/s/ Joel G. Serebransky
Name: Joel G. Serebransky
Title: Managing Director

NAVIGARE FUNDING III CLO LTD
By:	Navigare Partners LLC
as collateral manager

By:	/s/ Joel G. Serebransky
Name: Joel G. Serebransky
Title: Managing Director

NORTHERN TRUST
as a Lender

By:	/s/ Olga Georgiev
Name: Olga Georgiev
Title: Vice President

FAIRWAY LOAN FUNDING COMPANY,
as a Term Loan Lender
By:	Pacific Investment Management Company, LLC, as its Investment Advisor

By:	/s/ Arthur Y. D. Ong
Name: Arthur Y. D. Ong
Title: Senior Vice President

LOAN FUNDING III LLC,
as a Term Loan Lender
By:	Pacific Investment Management Company, LLC, as its Investment Advisor

By:	/s/ Arthur Y. D. Ong
Name: Arthur Y. D. Ong
Title: Senior Vice President

MAYPORT CLO LTD.,
as a Term Loan Lender
By:	Pacific Investment Management Company, LLC, as its Investment Advisor

By:	/s/ Arthur Y. D. Ong
Name: Arthur Y. D. Ong
Title: Senior Vice President

PIMCO FLOATING RATE STRATEGY FUND,
as a Term Loan Lender
By:	Pacific Investment Management Company, LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO

By:	/s/ Arthur Y. D. Ong
Name: Arthur Y. D. Ong
Title: Senior Vice President

PORTOLA CLO, LTD.,
as a Term Loan Lender
By:	Pacific Investment Management Company, LLC, as its Investment Advisor

By:	/s/ Arthur Y. D. Ong
Name: Arthur Y. D. Ong
Title: Senior Vice President

SOUTHPORT CLO, LIMITED,
as a Term Loan Lender
By:	Pacific Investment Management Company, LLC, as its Investment Advisor

By:	/s/ Arthur Y. D. Ong
Name: Arthur Y. D. Ong
Title: Senior Vice President

WAVELAND - INGOTS, LTD.,
as a Term Loan Lender
By:	Pacific Investment Management Company, LLC, as its Investment Advisor

By:	/s/ Arthur Y. D. Ong
Name: Arthur Y. D. Ong
Title: Senior Vice President

SERVICES 2006-1, LTD.
Term Loan Lender

By:	/s/
PPM America, Inc., as Collateral Manager

PPM RIVIERA CBNA LOAN FUNDING LLC
as a Term Loan Lender

By:	/s/ Pamela M. Gwin
Name: Pamela M. Gwin
Title: As Attorney-In-Fact

PPM SHADOW CREEK FUNDING LLC
as a Lender

By:	/s/ Tara E. Kenny
Name: Tara E. Kenny
Title: Assistant Vice President

Term Loan Lender

Ameriprise Certificate Company

as a Lender

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

Term Loan Lender

RiverSource Bond Series, Inc.
RiverSource Floating Rate Fund

as a Lender

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Assistant Vice President

Term Loan Lender

Atlas Loan Funding (CENT I) LLC

By:	RiverSource Investments, LLC
Attorney-In-Fact
as a Lender

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

Term Loan Lender

Centurion CDO VI, Ltd.

By:	RiverSource Investments, LLC as Collateral Manager
as a Lender

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

Term Loan Lender

Centurion CDO VII, Ltd.

By:	RiverSource Investments, LLC as Collateral Manager
as a Lender

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

Term Loan Lender

Centurion CDO 8, Limited

By:	RiverSource Investments, LLC as Collateral Manager
as a Lender

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

Term Loan Lender

Centurion CDO 9, Ltd.

By:	RiverSource Investments, LLC as Collateral Manager
as a Lender

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

Term Loan Lender

Cent CDO 10, Ltd.

By:	RiverSource Investments, LLC as Collateral Manager
as a Lender

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

Term Loan Lender

Cent CDO XI, Limited

By:	RiverSource Investments, LLC as Collateral Manager
as a Lender

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

Term Loan Lender

Cent CDO 12 Limited

By:	RiverSource Investments, LLC as Collateral Manager
as a Lender

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

Term Loan Lender

Cent CDO 14 Limited

By:	RiverSource Investments, LLC as Collateral Manager
as a Lender

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

Term Loan Lender

Cent CDO 15 Limited

By:	RiverSource Investments, LLC as Collateral Manager
as a Lender

By:	/s/ Robin C. Stancil
Name: Robin C. Stancil
Title: Director of Operations

DENARIUS FUNDING LLC as a Term Loan Lender

By:	The Royal Bank of Scotland Plc as
attorney-in-fact

By:	Greenwich Capital Markets, Inc., its agent

By:	/s/ Kevin Q. Stuebe
Name: Kevin Q. Stuebe
Title: Vice President

DENARIUS FUNDING II LLC as a Term Loan Lender

By:	The Royal Bank of Scotland Plc as
attorney-in-fact

By:	Greenwich Capital Markets, Inc., its agent

By:	/s/ Kevin Q. Stuebe
Name: Kevin Q. Stuebe
Title: Vice President

Sankaty Advisors, LLC as Collateral Manager for AVERY POINT CLO. LTD., as Term Lender

as a Lender

By:	/s/ Alan K. Halfenger
Name: Alan K. Halfenger
Title: Chief Compliance Officer
Assistant Secretary

Sankaty Advisors, LLC as Collateral Manager for Castle Hill I - INGOTS, Ltd., as Term Lender

as a Lender

By:	/s/ Alan K. Halfenger
Name: Alan K. Halfenger
Title: Chief Compliance Officer
Assistant Secretary

Sankaty Advisors, LLC as Collateral Manager for Castle Hill II - INGOTS, Ltd., as Term Lender

as a Lender

By:	/s/ Alan K. Halfenger
Name: Alan K. Halfenger
Title: Chief Compliance Officer
Assistant Secretary

Sankaty Advisors, LLC as Collateral Manager for Castle Hill III CLO, Limited, as Term Lender

as a Lender

By:	/s/ Alan K. Halfenger
Name: Alan K. Halfenger
Title: Chief Compliance Officer
Assistant Secretary

Sankaty Advisors, LLC as Collateral Manager for Loan Funding XI LLC, As Term Lender

as a Lender

By:	/s/ Alan K. Halfenger
Name: Alan K. Halfenger
Title: Chief Compliance Officer
Assistant Secretary

Chatham Light II CLO, Limited by
Sankaty Advisors, LLC as Collateral Manager

as a Lender

By:	/s/ Alan K. Halfenger
Name: Alan K. Halfenger
Title: Chief Compliance Officer
Assistant Secretary

Chatham Light III CLO, Ltd
By:	Sankaty Advisors, LLC
as Collateral Manager

as a Lender

By:	/s/ Alan K. Halfenger
Name: Alan K. Halfenger
Title: Chief Compliance Officer
Assistant Secretary

Katonah III, Ltd. by Sankaty Advisors, LLC as Sub-Advisors

as a Lender

By:	/s/ Alan K. Halfenger
Name: Alan K. Halfenger
Title: Chief Compliance Officer
Assistant Secretary

Katonah IV, Ltd. by Sankaty Advisors, LLC as Sub-Advisors

as a Lender

By:	/s/ Alan K. Halfenger
Name: Alan K. Halfenger
Title: Chief Compliance Officer
Assistant Secretary

Nash Point II CLO
By:	Sankaty Advisors, LLC
as Collateral Manager

as a Lender

By:	/s/ Alan K. Halfenger
Name: Alan K. Halfenger
Title: Chief Compliance Officer
Assistant Secretary

Nash Point III CLO
By:	Sankaty Advisors, LLC
as Collateral Manager

as a Lender

By:	/s/ Alan K. Halfenger
Name: Alan K. Halfenger
Title: Chief Compliance Officer
Assistant Secretary

Sankaty Advisors, LLC as Collateral Manager for Race Point CLO, Limited, as Term Lender

as a Lender

By:	/s/ Alan K. Halfenger
Name: Alan K. Halfenger
Title: Chief Compliance Officer
Assistant Secretary

Sankaty Advisors, LLC as Collateral Manager for Race Point II CLO, Limited, as Term Lender

as a Lender

By:	/s/ Alan K. Halfenger
Name: Alan K. Halfenger
Title: Chief Compliance Officer
Assistant Secretary

Race Point IV CLO, Ltd
By:	Sankaty Advisors, LLC as Collateral Manager

as a Lender

By:	/s/ Alan K. Halfenger
Name: Alan K. Halfenger
Title: Chief Compliance Officer
Assistant Secretary

CANNINGTON FUNDING LTD.

By:	Silvermine Capital Management LLC
As Collateral Manager
As Investment Manager

As a Term Loan Lender

By:	/s/ Aaron A. Meyer
Name: Aaron A. Meyer
Title: Principal
Silvermine Capital Management LLC

COMSTOCK FUNDING LTD.

By:	Silvermine Capital Management LLC
As Collateral Manager
As Investment Manager

As a Term Loan Lender

By:	/s/ Aaron A. Meyer
Name: Aaron A. Meyer
Title: Principal
Silvermine Capital Management LLC

WACHOVIA BANK, NATIONAL ASSOCIATION
as a Lender

By:	/s/ C. Mark Hedrick
Name: C. Mark Hedrick
Title: Managing Director

WACHOVIA CAPITAL FINANCE CORPORATION (CANADA)
as a Canadian Revolving Lender

By:	/s/ Raymond Eghobamien
Name: Raymond Eghobamien
Title: Vice President
Wachovia Capital Finance Corporation
(Canada)

EXHIBIT A

FOURTH SUPPLEMENTAL INDENTURE

This Fourth Supplemental Indenture, dated as of                      , 2008 (this “Fourth Supplemental Indenture”), is among Georgia Gulf Corporation, a Delaware corporation (together with its successors and assigns, “GGC”), each existing Subsidiary Guarantor under the Indenture referred to below, and U.S. Bank National Association, a national banking association (as successor to SunTrust Bank, a Georgia banking corporation), as trustee under the Indenture referred to below (the “Trustee”).

W I T N E S S E T H:

WHEREAS, GGC, the Subsidiary Guarantors and the Trustee have heretofore executed and delivered an Indenture, dated as of December 3, 2003, as amended by that certain First Supplemental Indenture, dated as of April 24, 2007, by and among GGC, the Subsidiary Guarantors named therein, and the Trustee, that certain Second Supplemental Indenture, dated as of May 23, 2008, by and among GGC, the Subsidiary Guarantors named therein, and the Trustee, and that certain Third Supplemental Indenture, dated as of June 4, 2008, by and among GGC, the Subsidiary Guarantors named therein, and the Trustee (as amended, supplemented, waived or otherwise modified, the “Indenture”), providing for the issuance of the 7 1/8% Senior Notes due 2013 of GGC (the “Securities”);

WHEREAS, GGC and the Subsidiary Guarantors desire to execute and deliver this Fourth Supplemental Indenture to, among other things:  (i) amend Section 6.1 (Events of Default) of the Indenture, (ii) waive any Defaults and Events of Default, and their consequences, that may exist as of the date of this Fourth Supplemental Indenture, (iii) amend certain definitions contained in the Indenture and add certain definitions thereto, and (iv) make certain additional conforming amendments to the Indenture (collectively, the “Proposed Amendments”);

WHEREAS, the Board of Directors of GGC has determined that it is in the best interests of GGC and the Subsidiary Guarantors to make the Proposed Amendments;

WHEREAS, Section 9.2 of the Indenture provides that GGC, the Subsidiary Guarantors and the Trustee may amend the Indenture without notice to any Securityholder but with the written consent of the Holders of at least a majority in principal amount of the Securities then outstanding (the “Required Consent”);

WHEREAS, GGC has obtained the Required Consent;

WHEREAS, pursuant to Section 6.4 of the Indenture, subject to certain exceptions, the Holders of a majority in principal amount of the outstanding Securities, by written notice to the Trustee, may waive, by their consent, an existing Default or Event of Default and its consequences;

WHEREAS, the Trustee has received written notice from the Holders of a majority in principal amount of the outstanding Securities waiving any Defaults and Events of Default, and their consequences, that may exist as of the date of this Fourth Supplemental Indenture; and

WHEREAS, pursuant to Section 9.2 of the Indenture, GGC, the Subsidiary Guarantors and the Trustee are authorized to execute and deliver this Fourth Supplemental Indenture;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, GGC, the Subsidiary Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Securities as follows:

ARTICLE I

Definitions

1.1                                 Defined Terms.  As used in this Fourth Supplemental Indenture, terms defined in the Indenture or in the preamble or recitals hereto are used herein as therein defined, except that the term “Holders” in this Fourth Supplemental Indenture shall refer to the term “Holders” as defined in the Indenture and the Trustee acting on behalf or for the benefit of such holders.  The words “herein,” “hereof” and “hereby” and other words of similar import used in this Fourth Supplemental Indenture refer to this Fourth Supplemental Indenture as a whole and not to any particular section hereof.

ARTICLE II

Amendments

2.1                                 Amendment of Section 3.7 (Limitation on Affiliate Transactions).  Section 3.7 of the Indenture is hereby amended:

(a)                                  by deleting the words “Section 3.4” from the end of clause (1) of Section 3.7(b) and inserting the following language in lieu thereof:

“Section 4.07 of the 2006 Indenture”.

(b)                                 by deleting the words “Section 3.3” from the end of clause (4) of Section 3.7(b) and inserting the following language in lieu thereof:

“Section 4.09 of the 2006 Indenture”.

2.2                                 Amendment of Section 4.1 (Merger and Consolidation).  Section 4.1 of the Indenture is hereby amended by deleting the words “Section 3.3(a) of this Indenture” from clause (iii) of Section 4.1 and inserting the following language in lieu thereof:

“Section 4.09(a) of the 2006 Indenture”.

2.3                                 Amendment of Section 6.1 (Events of Default).  Section 6.1 of the Indenture is hereby amended:

(a)                                  by deleting the words “3.3, 3.4,” from clause (4) of Section 6.1.

(b)                                 by inserting the following language after the word “above” in clause (5) of Section 6.1:

“, and other than those contained in Sections 3.3 or 3.4”.

(c)                                  by deleting the word “or” from the end of clause (9) of Section 6.1.

(d)                                 by deleting the “.” from the end of clause (10) of Section 6.1, and inserting “; or” in lieu thereof.

(e)                                  by inserting a new clause (11) immediately following clause (10) of Section 6.1, which clause (11) shall read in its entirety as follows:

“the Company fails to comply with or defaults in the performance of, or a breach by the Company of, any covenant or agreement contained in Section 4.07 or 4.09 of the 2006 Indenture and such default continues for 60 days after the notice specified below (with such notice only given after the expiry of the periods permitted to perform an obligation), regardless of whether any Indebtedness Incurred under the 2006 Indenture has been accelerated prior to its maturity as contemplated by Section 6.1(6) of this Indenture.”

(f)                                    by deleting the words “(4) or (5)” each time they appear in the first sentence of the penultimate paragraph of Section 6.1 and inserting the following language in lieu thereof:

“(4), (5) or (11)”.

(g)                                 by adding a new paragraph immediately prior to the last paragraph of Section 6.1, which new paragraph shall read in its entirety as follows:

“Notwithstanding anything to the contrary contained in this Indenture, the Company shall be under no obligation to comply with any of the provisions of Sections 3.3 or 3.4, the Company’s failure to comply with any of Sections 3.3 or 3.4, or default by the Company in the performance of or breach by the Company of any covenant or agreement contained in Sections 3.3 or 3.4, shall not constitute a “Default” or an “Event of Default” under this Indenture, nor shall any such failure to comply with or default or breach of any term, condition or limitation set forth in any such covenant or agreement give rise to any Securityholder rights or remedies, including, without limitation, rights to request or seek specific performance of any such covenant or agreement, and the Company shall have no liability in respect of any such failure to comply with or default or breach of any term, condition or limitation set forth in any such covenant.  Without limiting the generality of the foregoing, it is understood that Sections 3.3 and 3.4 shall continue to have effect only to the extent they relate to other covenants and agreements contained in this Indenture.”

(h)                                 by deleting the words “(9) or (10)” from the last paragraph of Section 6.1 and inserting the following language in lieu thereof:

“(9), (10) or (11)”.

2.4                                 Amendment of Section 8.1 (Discharge of Liability on Securities; Defeasance).  Section 8.1 of the Indenture is hereby amended:

(a)                                  by inserting the following language immediately after the reference to “4.1(iii)” contained in Section 8.1(b)(ii):

“, and Sections 4.07 and 4.09 of the 2006 Indenture,”.

(b)                                 by deleting the words “6.1(9) and 6.1(10)” from Section 8.1(b)(ii) and inserting the following language in lieu thereof:

“6.1(9), 6.1(10) and 6.1(11)”.

(c)                                  by deleting the words “3.3, 3.4,” from the last sentence of the penultimate paragraph of Section 8.1(b).

(d)                                 by deleting the words “6.1(9) or 6.1(10)” from the last sentence of the penultimate paragraph of Section 8.1(b) and inserting the following language in lieu thereof:

“6.1(9), 6.1(10) or 6.1(11)”.

2.5                                 Amendment of Certain Defined Terms.

2.5.1                        The definition of “Disqualified Stock” set forth in Section 1.1 of the Indenture is hereby amended by deleting the words “Section 3.4” from the end of such definition and inserting the following language in lieu thereof:

“Section 4.07 of the 2006 Indenture”.

2.5.2                        The definition of “Permitted Investment” set forth in Section 1.1 of the Indenture is hereby amended:

(a)                                  by deleting the words “Section 3.3” from the end of clause (10) of such definition and inserting the following language in lieu thereof:

“Section 4.09 of the 2006 Indenture”.

(b)                                 by deleting the words “Section 3.3” from the end of clause (12) of such definition and inserting the following language in lieu thereof:

“Section 4.09 of the 2006 Indenture”.

(c)                                  by deleting the words “Section 3.3(a)” from the end of clause (14) of such definition and inserting the following language in lieu thereof:

“Section 4.09(a) of the 2006 Indenture”.

2.5.3                        The definition of “Receivables Entity” set forth in Section 1.1 of the Indenture is hereby amended by inserting the following language as a new sentence at the end of such definition:

“It is understood that GGRC Corp., a Delaware corporation, shall be deemed to be a “Receivables Entity” for all purposes under this Indenture.”

2.5.4                        The definition of “Unrestricted Subsidiary” set forth in Section 1.1 of the Indenture is hereby amended:

(a)                                  by deleting the words “Section 3.4” from the end of clause (2) of such definition and inserting the following language in lieu thereof:

“Section 4.07 of the 2006 Indenture”.

(b)                                 by deleting the words “Section 3.3(a)” from the last sentence of such definition and inserting the following language in lieu thereof:

“Section 4.09(a) of the 2006 Indenture”.

2.5.5                        Section 1.1 of the Indenture is hereby amended to include the following definition in its proper alphabetical location:

“2006 Indenture” means that certain indenture, dated as of October 3, 2006, by and among the Company, the Guarantors (as such term is defined in the 2006 Indenture) party thereto, and LaSalle Bank National Association, as trustee, as amended by that certain First Supplemental Indenture, dated as of April 24, 2007, by and among the Company, the Guarantors party thereto, and LaSalle Bank National Association, as trustee, that certain Second Supplemental Indenture, dated as of April 24, 2007, by and among the Company, the Guarantors party thereto, and LaSalle Bank National Association, as trustee, and that certain Third Supplemental Indenture, dated as of June 13, 2008, by and among the Company, the Guarantors party thereto, and LaSalle Bank National Association, as trustee, as the same may be amended, modified, or supplemented from time to time pursuant to the provisions of Section 9.01 thereof.

ARTICLE III

Waiver

3.1                                 Waiver of Defaults and Events of Default.  Any and all Defaults and Events of Default by the Company and/or any Subsidiary Guarantor, and the consequences thereof, in each case whether known or unknown, occurring prior to, or that may exist as of, the date of this Fourth Supplemental Indenture, are hereby permanently waived in their entirety; provided, however, that this Section 3.1 shall not apply to, and there shall be no waiver with respect to, any new Defaults or Events of Default described in clauses (1), (2), (6)(b), (7) or (8) of Section 6.1 of the Indenture, occurring between July 14, 2008, and the date of this Fourth Supplemental Indenture.

ARTICLE IV

Miscellaneous

4.1                                 Parties.  Nothing expressed or mentioned herein is intended or shall be construed to give any Person, firm or corporation, other than the Holders and the Trustee, any legal or equitable right, remedy or claim under or in respect of this Fourth Supplemental Indenture or the Indenture or any provision herein or therein contained.

4.2                                 Governing Law.  This Fourth Supplemental Indenture shall be governed by the laws of the State of New York.

4.3                                 Severability Clause.  In case any provision in this Fourth Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability.

4.4                                 Ratification of Indenture; Supplemental Indentures Part of Indenture.  Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.  This Fourth Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby.  The Trustee makes no representation or warranty as to the validity or sufficiency of this Fourth Supplemental Indenture.

4.5                                 Counterparts.  The parties hereto may sign one or more copies of this Fourth Supplemental Indenture in counterparts, all of which together shall constitute one and the same agreement.

4.6                                 Headings.  The headings of the Articles and the sections in this Fourth Supplemental Indenture are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Supplemental Indenture to be duly executed as of the date first above written.

GEORGIA GULF CORPORATION

By:
Joel I. Beerman
Vice President

U.S. BANK NATIONAL ASSOCIATION (as successor to SUNTRUST BANK), as Trustee

By:
Name:
Title:

GEORGIA GULF CHEMICALS & VINYLS, LLC

By:
Joel I. Beerman
Vice President

GEORGIA GULF LAKE CHARLES, LLC

By:
Joel I. Beerman
Vice President

GREAT RIVER OIL & GAS CORPORATION

By
Joel I. Beerman
Vice President

ROME DELAWARE CORP.

By
Joel I. Beerman
Vice President

ROYAL PLASTICS GROUP (U.S.A.) LIMITED

By
Joel I. Beerman
Vice President

PLASTIC TRENDS, INC.

By
Joel I. Beerman
Vice President

ROYAL OUTDOOR PRODUCTS, INC.

By
Joel I. Beerman
Vice President

ROYAL WINDOW AND DOOR PROFILES PLANT 14 INC.

By
Joel I. Beerman
Vice President

ROYAL WINDOW AND DOOR PROFILES PLANT 12 INC.

By
Joel I. Beerman
Vice President

ROYAL WINDOW AND DOOR PROFILES PLANT 13 INC.

By
Joel I. Beerman
Vice President

ROYAL WINDOW COVERINGS (USA) L.P.

By:	NOVO MANAGEMENT, INC.,
its Managing Partner

By
Joel I. Beerman
Vice President